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                                                                    EXHIBIT 10.2


                                THINAIRAPPS, INC.

                          2000 EQUITY COMPENSATION PLAN

     The purpose of the ThinAirApps, Inc. 2000 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of ThinAirApps, Inc. (the "Company") and its subsidiaries, (ii) individuals to whom an offer of employment has been extended, (iii) certain advisors who perform services for the Company or its subsidiaries, and (iv) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance units and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

     1. Administration.
        --------------

        (a) Committee. The Plan shall be administered and interpreted by a
            ---------
committee appointed by the Board (the "Committee"). The Committee shall consist of two or more persons appointed by the Board, all of whom may be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and may be "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members or may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        (b) Committee Authority. The Committee shall have the sole authority to
            -------------------
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) deal with any other matters arising under the Plan.

        (c) Committee Determinations. The Committee shall have full power and
            ------------------------
authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     2. Grants.
        ------

        (a) Generally. Awards under the Plan may consist of grants of incentive
            ---------
stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), restricted stock as described in Section 6 ("Restricted Stock"), stock appreciation


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rights as described in Section 7 ("SARs"), performance units as described in
Section 8 ("Performance Units"), and other stock-based awards as described in
Section 9 ("Other Stock-Based Grants") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the basic form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

        (b) Stand-Alone, Additional, Tandem, and Substitute Grants. Grants made
            ------------------------------------------------------
under the Plan may, in the discretion of the Committee, be made either alone or in addition to, in tandem with, or in substitution or exchange for, any other Grants or any grant made under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Grantee to receive payment from the Company or any subsidiary or affiliate ("Non-Plan Grants"). Grants made in addition to or in tandem with other Grants or Non-Plan Grants may be granted either as of the same time as or a different time from the grant of such other Grants or Non-Plan Grants. Except as otherwise required by law, the Committee may determine that, in making a new Grant, the value of any surrendered Grant or Non-Plan Grant (as determined by the Committee in its sole discretion) may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Grant.

        (c) Form and Timing of Payment under Grants; Deferrals. Subject to the
            --------------------------------------------------
terms of the Plan and any applicable Grant document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Grant or settlement of a Grant may be made in such forms as the Committee shall determine, including, without limitation, cash, Company Stock (hereinafter defined), other Grants or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Grant may be accelerated, and cash paid in lieu of Company Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Committee or permitted at the election of the Grantee on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents, other rights or other amounts in respect of installment or deferred payments denominated in Company Stock.

     3. Shares Subject to the Plan.
        --------------------------

        (a) Shares Authorized. Subject to the adjustment specified below, the
            -----------------
aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 5,133,400 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 750,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock, Performance Units or Other Stock-Based Grants are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

        (b) Adjustments. If there is any change in the number or kind of shares
            -----------
of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a


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result of a spinoff or the Company's payment of an extraordinary dividend or distribution (as may be determined from time to time by the Committee), the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding any portion of a share equal to .5 or greater up, and any portion of a share equal to less than .5 down, in each case to the nearest whole number. Any adjustments determined by the Committee shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.

     4. Eligibility for Participation.
        -----------------------------

        (a) Eligible Persons. All employees of the Company and its subsidiaries
            ----------------
("Employees"), including Employees who are officers or members of the Board, individuals to whom an offer of employment has been extended ("New Hire"), and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Advisors who perform services at the Company's request ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company and its subsidiaries or business ventures in which the Company has a significant interest, such services are not in connection with the offer or sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

        (b) Selection of Grantees. The Committee shall select the Employees, New
            ---------------------
Hires, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, New Hires, Key Advisors, and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

     5. Granting of Options.
        -------------------

        (a) Number of Shares. The Committee shall determine the number of shares
            ----------------
of Company Stock that will be subject to each Grant of Options to Employees, New Hires, Non-Employee Directors, and Key Advisors.

        (b) Type of Option and Price.
            ------------------------

            (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code, Nonqualified Stock Options that are not intended so to qualify, or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees who have actually commenced employment with the Company. Nonqualified Stock Options may be granted to Employees, New Hires, Non-Employee Directors, and Key Advisors.

            (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than



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10 percent of the total combined voting power of all classes of stock of the
Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

            (iii) If the Company Stock is publicly traded, then, except as otherwise determined by the Committee, the following rules regarding the determination of Fair Market Value per share apply:

                (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the mean between the highest and lowest quoted selling prices on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or

                (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

        (c) Option Term. The Committee shall determine the term of each Option.
            -----------
The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

        (d) Exercisability of Options.
            -------------------------

            (i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

            (ii) Notwithstanding the foregoing, the Option may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Non-Employee Director, or Key Advisor to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company (which the Company shall have the right, but not the obligation, to exercise), with the repurchase price to be equal to the original purchase price, and any other restrictions the Committee determines to be appropriate.

        (e) Termination of Employment, Disability or Death.
            ----------------------------------------------

            (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or providing service to the Company for any reason other than voluntary termination, Disability, death or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or providing service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise


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exercisable as of the date on which the Grantee ceases to be employed by, or providing service to, the Company shall terminate as of such date.

            (ii) In the event the Grantee ceases to be employed by, or providing service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or providing service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

            (iii) In the event the Grantee ceases to be employed by, or providing service to, the Company because the Grantee incurs a Disability, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or providing service to, the Company shall terminate as of such date.

            (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or providing service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or providing service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or providing service to, the Company shall terminate as of such date.

            (v) In the event the Grantee ceases to be employed by, or providing service to, the Company on account of the Grantee's voluntary termination of employment or service with the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or providing service to, the Company.

            (vi) For purposes of Sections 5(e), 6, 7, 8 and 9:

                (A) "Company," when used in the phrase "employed by the Company," shall mean the Company and its parent, subsidiary corporations, and any business venture in which the Company has a significant interest or other entities, as determined by the Committee.

                (B) "Employed by, or providing service to, the Company" shall mean employment or service as an Employee of the Company or any subsidiary or business venture in which the Company has a significant interest, Key Advisor, or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock, Performance Units and Other Stock-Based Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee of the Company or any subsidiary or business venture in which the Company has a significant interest, Key Advisor, and member of the Board), unless the Committee determines otherwise.


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The Committee's determination as to a participant's employment or other provision of services, termination of employment or cessation of the provision of services, leave of absence, or reemployment shall be conclusive on all persons unless determined to be incorrect.

                (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

                (D) "Cause" shall mean the determination of the Committee that any one or more of the following events has occurred:

                    (1) the Grantee's conviction of any act which constitutes a felony under applicable federal or state law, either in connection with the performance of the Grantee's obligations on behalf of the Company or which affects the Grantee's ability to perform his or her obligations as an employee, board member or advisor of the Company or under any employment agreement, non-competition agreement, confidentiality agreement or like agreement or covenant between the Grantee and the Company (any such agreement or covenant being herein referred to as an "Employment Agreement");

                    (2) the Grantee's willful misconduct in connection with the performance of his or her duties and responsibilities as an employee, board member or advisor of the Company or under any Employment Agreement, which willful misconduct is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

                    (3) the Grantee's commission of an act of embezzlement, fraud or dishonesty which results in a loss, damage or injury to the Company;

                    (4) the Grantee's substantial and continuing neglect, gross negligence or inattention in the performance of his or her duties as an employee, board member or advisor of the Company or under any Employment Agreement which is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

                    (5) the Grantee's unauthorized use or disclosure or any trade secret or confidential information of the Company which adversely affects the business of the Company, provided that any disclosure of any trade secret or confidential information of the Company to a third party in the ordinary course of business who signs a confidentiality agreement shall not be deemed a breach of this subparagraph;

                    (6) the Grantee's material breach of any of the provisions of any Employment Agreement, which material breach is not cured by the Grantee within 10 days of his or her receipt of a written notice from the Company specifying such material breach; or

                    (7) the Grantee has voluntarily terminated his or her employment or service with the Company and breaches his or her noncompetition agreement with the Company.

        (f) Exercise of Options. A Grantee may exercise an Option that has
            -------------------
become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee:

            (i) in cash,

            (ii) by delivering shares of Company Stock owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price,


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            (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or

            (iv) by such other method of payment as the Committee may approve.

     Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 11) at the time of exercise.

        (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall
            ---------------------------------
provide that if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

        (h) Reload Options. In the event that shares of Company Stock are used
            --------------
to exercise an Option, the terms of such Option may provide for a Grant of additional Options, or the Committee may grant additional Options, to purchase a number of shares of Company Stock equal to the number of whole shares used to exercise the Option and the number of whole shares, if any, withheld in payment of any taxes. Such Options shall be granted with an Exercise Price equal to the Fair Market Value of the Company Stock at the date of grant of such additional Options, or at such other Exercise Price as the Committee may establish, for a term not longer than the unexpired term of the exercised option and on such other terms as the Committee shall determine.

            (i) Grants to Non-Exempt Employees. Notwithstanding the foregoing,
                ------------------------------
Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than 85% of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee's death, Disability, or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

     6. Restricted Stock Grants.
        -----------------------

     The Committee may issue or transfer shares of Company Stock to a Grantee under a Grant of Restricted Stock upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

        (a) General Requirements. Shares of Company Stock issued or transferred
            --------------------
pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

        (b) Number of Shares. The Committee shall determine the number of shares
            ----------------
of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.


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        (c) Requirement of Employment or Service. If the Grantee ceases to be
            ------------------------------------
employed by, or providing services to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

        (d) Restrictions on Transfer and Legend on Stock Certificate. During the
            --------------------------------------------------------
Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 13(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

        (e) Right to Vote and to Receive Dividends. Unless the Committee
            --------------------------------------
determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

        (f) Lapse of Restrictions. All restrictions imposed on Restricted Stock
            ---------------------
shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

     7. Stock Appreciation Rights.
        -------------------------

        (a) General Requirements. The Committee may grant stock appreciation
            --------------------
rights ("SARs") to a Grantee separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

        (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted
            -----------
to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock purchased pursuant to such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

        (c) Exercisability. A SAR shall be exercisable during the period
            --------------
specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Company or during the applicable period after termination of employment as described in Section 5(e). A tandem SAR shall be exercisable only during the period when the Option to


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which it is related is also exercisable. No SAR may be exercised for cash by an officer or director of the Company or any of its subsidiaries who is subject to
Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act.

        (d) Value of SARs. When a Grantee exercises SARs, the Grantee shall
            -------------
receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof, as determined by the Committee. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

        (e) Form of Payment. The Committee shall determine whether the
            ---------------
appreciation in a SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     8. Performance Units.
        -----------------

        (a) General Requirements. The Committee may grant performance units
            --------------------
("Performance Units") to a Grantee. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee deems appropriate. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

        (b) Performance Period and Performance Goals. When Performance Units are
            ----------------------------------------
granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

        (c) Payment with respect to Performance Units. At the end of each
            -----------------------------------------
Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

        (d) Requirement of Employment or Service. If the Grantee ceases to be
            ------------------------------------
employed by, or providing service to, the Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     9. Other Stock-Based Grants.
        ------------------------

        (a) General Requirements. The Committee may, subject to limitations
            --------------------
under applicable law, grant to a Grantee such other Grants that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Company Stock or factors that may influence the value of Company Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Company Stock, purchase rights for Company Stock, Grants with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Grants valued by reference to the book value of Company Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Grants. Company Stock delivered pursuant to a Grant in the nature of a purchase right granted under this Section 9 shall be purchased for such consideration and paid for at such times, by such methods and in such forms, including, without limitation, cash, Company Stock, other Grants, notes, or other property, as the Committee shall determine. Cash grants, as an element of or supplement to any other Grant under the Plan, may also be made pursuant to this Section 9.

        (b) Requirement of Employment or Service. If with respect to any Other
            ------------------------------------
Stock-Based Grant, the Grantee ceases to be employed by the Company (as defined in Section 5(e)) before all conditions of vesting or exercise have been met, or if other conditions established by the Committee are not met, the Grantee's Other Stock-Based Grant shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     10. Qualified Performance-Based Compensation.
         ----------------------------------------

        (a) Designation as Qualified Performance-Based Compensation. The
            -------------------------------------------------------
Committee may determine that Performance Units, Restricted Stock or Other Stock-Based Grants granted to an Employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code. The provisions of this Section 10 shall apply to Grants of Performance Units, Restricted Stock and Other Stock-Based Grants that are to be considered "qualified performance-based compensation" under section 162(m) of the Code.

        (b) Performance Goals. When Performance Units, Restricted Stock or Other
            -----------------
Stock-Based Grants that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Restricted Stock to lapse or amounts to be paid under the Performance Units,
(ii) the Performance Period during which the performance goals must be met,
(iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation provisions relating to death, disability, other termination of employment or Reorganization or Change of Control, that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures or capital raising activities (including without limitation rights offerings and share subscription programs) for the Company (as defined in Section 5(e)(v)(A) hereof).

        (c) Establishment of Goals. The Committee shall establish the
            ----------------------
performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals; however, subject to any restrictions in section 162(m) of the Code, the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

        (d) Maximum Payment. If Restricted Stock, or Performance Units or Other
            ---------------
Stock-Based Grants measured with respect to the fair market value of the Company Stock, are granted, not more than 750,000 shares may be granted to any Grantee for any Performance Period.

        (e) Announcement of Grants. The Committee shall certify and announce the
            ----------------------
results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Restricted Stock, Performance Units or Other Stock-Based Grants for the Performance Period shall be forfeited.

     11. Withholding of Taxes.
         --------------------

        (a) Required Withholding. All Grants under the Plan shall be subject to
            --------------------
applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

        (b) Election to Withhold Shares. If the Committee so permits, a Grantee
            ---------------------------
may elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR, Restricted Stock, Performance Units or Other Stock-Based Grant paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     12. Loan Provisions.
         ---------------

     With the consent of the Committee, and subject to any limitations imposed by applicable law and other obligations binding upon the Company, the Company may make, guarantee or arrange for a loan or loans to a Grantee with respect to the exercise of any Option or other payment in connection with any Grant, including the payment by a Grantee of any or all federal, state or local taxes due in connection with any Grant. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans.

     13. Transferability of Grants.
         -------------------------

        (a) Nontransferability of Grants. Except as provided below or as
            ----------------------------
provided by the terms of an Other Stock-Based Grant, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

        (b) Transfer of Nonqualified Stock Options. Notwithstanding the
            --------------------------------------
foregoing, the Committee may provide, in a Grant Instrument or other written agreement, that a Grantee may transfer Grants other than Incentive Stock Options to family members or other persons or entities, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of such Grants and the transferred Grant shall continue to be subject to the same terms and conditions as were applicable to the Grant immediately before the transfer.

     14. Right of First Refusal.
         ----------------------

     Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock distributed to him under this Plan, the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Company Stock; (b) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 30 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the same price and on the same terms as contained in such notice.

     In the event the Company (or a shareholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber or otherwise dispose of his shares of Company Stock on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 30 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

     The Board or the Committee, in its sole discretion, may waive the Company's right of first refusal pursuant to this Section 14 and the Company's repurchase right pursuant to Section 15 below. If the Company's right of first refusal or repurchase right is so waived, the Board or the Committee may, in its sole discretion, pass through such right to the remaining shareholders of the Company in the same proportion that each shareholder's stock ownership bears to the stock ownership of all the shareholders of the Company, as determined by the Board or the Committee. To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other shareholders shall have the right to purchase such allotment on the same basis.

     On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 14 and Section 15 below, and its limitations shall be null and void.

     Notwithstanding the foregoing, the Committee may require that a Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan. Such agreement may provide that the provisions of this Section 14 and
Section 15 below shall not apply to such Company Stock.

     15. Purchase by the Company.
         -----------------------

     Prior to a Public Offering, if a Grantee ceases to be employed by, or providing service to, the Company as a result of termination for cause or voluntary termination, the Company shall have the right to purchase all or part of any Company Stock distributed to him under this Plan at the exercise price paid by the Grantee (unless otherwise determined by the Board or the Committee), or, as a result of termination or any other reason, at its then current Fair Market Value (as defined in Section 5(b)), provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

     16. Reorganization or Change of Control of the Company.
         --------------------------------------------------

        (a) Reorganization. As used herein, a "Reorganization" shall be deemed
            --------------
to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

        (b) As used herein, a "Change of Control" shall be deemed to have occurred if

            (i) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or

            (ii) Any person has commenced a tender offer or exchange offer for a majority of the voting power of the then outstanding shares of the Company.

        (c) Assumption of Grants. Upon a Reorganization or Change of Control
            --------------------
where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent of the surviving corporation), and all other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent of the surviving corporation). In the event the surviving corporation fails to assume or replace the Options and SARs with comparable options or rights of the surviving corporation or fails to convert other outstanding Grants to similar grants of the surviving corporation, all outstanding Options and SARs shall automatically accelerate and become exercisable with respect to 100% of the shares of Company Stock underlying the Option or SAR that have not previously become exercisable and the restrictions and conditions with respect to all outstanding Restricted Stock Grants shall lapse with respect to 100% of the shares of Company Stock that have not previously become vested.

        (d) Other Alternatives. Notwithstanding the foregoing, in the event of a
            ------------------
Reorganization or Change of Control, the Committee may take one or both of the following actions: the Committee may (i) determine that outstanding Options shall automatically accelerate and become fully exercisable and that the restrictions and conditions on outstanding Restricted Stock Grants shall lapse,
(ii) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or (iii) after giving Grantees an opportunity to exercise their outstanding Options and SARs or otherwise realize the value of all of their other Grants, terminate any or all unexercised Options, SARs and Grants at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Reorganization or Change of Control or such other date as the Committee may specify. The Committee shall have no obligation to take any of the foregoing actions and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to Subsection (d)).

        (e) Limitations. Notwithstanding anything in the Plan to the contrary,
            -----------
in the event of a Reorganization or Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (d) above) that would make the Reorganization or Change of Control ineligible for pooling of interests accounting treatment or that would make the Reorganization or Change of Control ineligible for desired tax treatment if, in the absence of such right, the Reorganization or Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization or Change of Control. The Committee shall have the right, however, to provide in any Grant Instrument or other written agreement with the Grantee that the terms of the Grant, including without limitation, any vesting provision, may change upon the occurrence of a Change of Control or Reorganization.

        (f) Termination of Employment or Service Upon or After A Change of Control. A Grantee shall have the following rights upon a Reorganization or Change of Control:

     If a Grantee's employment or service with the Company is terminated without Cause (as defined in Section 5(e)(vi)(D)) upon the occurrence of, or within the six (6) month period immediately following, a Reorganization or Change of Control, then upon such termination, all outstanding Options and SARs held by a Grantee shall automatically accelerate and be exercisable with respect to 50% of the shares of Company Stock underlying the Option or SAR that have not previously become exercisable and the restrictions and conditions on all Restricted Stock Grants held by a Grantee shall lapse with respect to 50% of the shares of Company Stock subject to the Restricted Stock Grants that have not previously become vested.

     17. Requirements for Issuance or Transfer of Shares.
         -----------------------------------------------

        (a) Shareholder's Agreement. The Committee may require that a Grantee
            -----------------------
execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan.

        (b) Limitations on Issuance or Transfer of Shares. No Company Stock
            ---------------------------------------------
shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

     18. Amendment and Termination of the Plan.
         -------------------------------------

        (a) Amendment. The Board or the Committee may amend or terminate the
            ---------
Plan at any time.

        (b) Termination of Plan. The Plan shall terminate on the day immediately
            -------------------
preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

        (c) Termination and Amendment of Outstanding Grants. A termination or
            -----------------------------------------------
amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

        (d) Governing Document. The Plan shall be the controlling document. No
            ------------------
other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     19. Funding of the Plan.
         -------------------

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants. Notwithstanding the foregoing, the Committee may authorize the creation of trusts and deposit therein cash, Company Stock, other Grants or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Grantee.

     20. Rights of Grantees.
         ------------------

     Nothing in this Plan shall entitle any Grantee or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     21. No Fractional Shares.
         --------------------

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     22. Headings.
         --------

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     23. Effective Date of the Plan.
         --------------------------

     Subject to the approval of the Company's shareholders, the Plan shall be effective on October __, 2000.

     24. Miscellaneous.
         -------------

        (a) Grants in Connection with Corporate Transactions and Otherwise.
            --------------------------------------------------------------
Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

        (b) Compliance with Law. The Plan, the exercise of Options and SARs and
            -------------------
the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

        (c) Public Offering. The provisions of the Plan that refer to a Public
            ---------------
Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Company Stock under section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

        (d) Governing Law. The validity, construction, interpretation and effect
            -------------
of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

                                APPENDIX A TO THE

                 THINAIRAPPS, INC. 2000 EQUITY COMPENSATION PLAN

This Appendix to the ThinAirApps, Inc. 2000 Equity Compensation Plan (the "Plan") shall have application only to Grantees who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix. Notwithstanding any provision contained in the Plan to the contrary and to the extent required by applicable law, the following terms and conditions shall apply to all Grants made to residents of the State of California, until such time as the Company Stock becomes a "listed security" under the Securities Act:

1. Nonqualified Stock Options shall have an exercise price that is not less than 85% of the Fair Market Value of the Company Stock on the Grant Date, except that the exercise price shall be least 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

2.   Options shall have a term of not more than ten years from the Grant Date.

3. Options shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by section 422 of the Code, the Committee, in its discretion, may permit distribution of an Option to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor). Or by gift to "immediate family" as that term is defined in Rule 16a-1(e) under the Exchange Act.

4. Options shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to officers, directors or consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time during any period established by the Company or any of its affiliates.

5. Unless employment is terminated for Cause, the right to exercise an Option in the event of termination of employment, to the extent that the Grantee is otherwise entitled to exercise an Option on the date employment terminates (the "Employment Termination Date"), shall be

     a. at least six months from the Employment Termination Date if termination was caused by death or Disability; and

     b. at least 30 days from the Employment Termination Date if termination of employment was for reasons other than death or Disability;

     c.   but in no event later than the remaining term of the Option.

6. No Grant may be made to a resident of California more than ten years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the shareholders.

7. Any Grant exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted determining whether such approval is obtained.

8. The Company shall provide annual financial statements of the Company to each California resident holding an outstanding Option under the Plan. Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information.

Any right of repurchase on behalf of the Company in the event of a Grantee's termination of employment shall be at a purchase price that is (a) not less than the Fair Market Value of the securities upon termination of employment, and the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of the exercise), and the right shall terminate when the Company's securities become publicly traded; or (b) at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20% of the shares per year over five years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable) and the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of Options after the date of termination within 90 days after the date of the exercise). In addition to the restrictions set forth in clauses (a) and (b), the securities held by an officer, director or consultant of the Company or an affiliate of the Company may be subject to additional or greater restrictions.

9. Any shares issued pursuant to the Plan shall have voting rights equal to those possessed by all of the Company's other shares.

10. The total number of shares issuable upon exercise of all Options and the total number of shares called for under any stock bonus or similar plan shall not exceed a number of shares which is equal to 30% of the then outstanding shares of the Company (convertible preferred shares or convertible senior common shares will be counted on an as converted basis) unless a percentage higher than 30% is approved by at least 2/3 of the outstanding shares entitled to vote.